Vivaldi Multi-Strategy Fund

Class A Shares - OMOAX

Class I Shares - OMOIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated July 31, 2018, to the

Prospectus and Statement of Additional Information(“SAI”),

each dated February 1, 2018, as supplemented.

Effective August 1, 2018 (the “Effective Date”), Vivaldi Asset Management, LLC (the “Advisor”) has agreed to lower its management fee from 1.60% to 1.20% of the Vivaldi Multi-Strategy Fund’s average daily net assets. In addition, as of the Effective Date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, by 0.40% to 1.55% and 1.85% of the average daily net assets of the Fund's Class I and Class A shares, respectively.

Accordingly, as of the Effective Date, the “Fees and Expenses of the Fund” and “Example” tables beginning on page 1 of the Prospectus are replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Schedule” on page 34 of this Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of this Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.00%		None
Maximum deferred sales charge (load)		None		None
Redemption fee		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.20%		1.20%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		1.82%		1.77%
Shareholder servicing fee	0.15%		0.10%
Dividend and interest expenses on short sales	1.42%		1.42%
All other expenses	0.25%		0.25%
Acquired fund fees and expenses		0.51%		0.51%
Total annual fund operating expenses[2,3]		3.78%		3.48%

1	The expense information in the table has been restated to reflect the current management fee and expense cap, effective August 1, 2018.

2	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.85% and 1.55% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until February 1, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.
3	The total annual fund operating expenses does not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$861	$1,597	$2,351	$4,318
Class I	$351	$1,068	$1,807	$3,756

As of the Effective Date, the following sentence is added to the second paragraph under “Investment Advisor” on page 21 of the Prospectus:

Effective August 1, 2018, the Advisor lowered its management fee with respect to the Fund from 1.60% to 1.20% of the Fund’s average daily net assets.

As of the Effective Date, the second paragraph under “Fund Expenses” on page 30 of the Prospectus and the second paragraph under “Fund Expenses” on page B-41 of the SAI is deleted and replaced with the following:

Effective August 1, 2018, the Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.55% and 1.85% of the average daily net assets of Class I and Class A shares of the Fund, respectively. This agreement is effective until February 1, 2019, and it may be terminated before that date only by the Board of Trustees. Prior to August 1, 2018, the Advisor limited expenses to 1.95% and 2.25% of the average daily net assets of Class I and Class A shares of the Fund, respectively.

As of the Effective Date, all other references in the Fund’s Prospectus and SAI to the annual management fee and expense limitation arrangement are revised as indicated above.

Please retain this Supplement with your records.